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                                                                   EXHIBIT 10.3

RECORDING REQUESTED BY:

AND WHEN RECORDED MAIL TO:
JAKKS Pacific, Inc.
22761 Pacific Coast Highway #226
Malibu, CA 90265

A.P.N.: 4460-005-023         Title Order No. LA0020541         Escrow No. 13917


                SHORT FORM DEED OF TRUST AND ASSIGNMENT OF RENTS

THIS DEED OF TRUST, made this Twenty-Sixth day of April, 2000, between

TRUSTOR: STEPHEN BERMAN AND ANA BERMAN, HUSBAND AND WIFE AS TENANTS IN COMMON whose address is 22761 Pacific Coast Highway #226, Malibu, CA 90265, and

TRUSTEE: First American Title Insurance Company, a California Corporation, and

BENEFICIARY: JAKKS PACIFIC, INC. a Delaware Corporation

WITNESSETH: That Trustor IRREVOCABLY GRANTS, TRANSFERS AND ASSIGNS to TRUSTEE IN TRUST, WITH POWER OF SALE, that property in the City of Malibu, Los Angeles, California, described as:

As per legal description attached hereto and made a part hereof:

This Note is given and accepted as a portion of the purchase price.

TOGETHER WITH the rents, issues, and profits thereof, SUBJECT, HOWERVER, to the right, power and authority given to and conferred upon Beneficiary by paragraph 10 of the provisions incorporated by reference to collect and apply such rents, issues and profits.

FOR THE PURPOSE OF SECURING: 1. Performance of each agreement of Trustor incorporated by reference or contained herein. 2. Payment of the indebtedness evidenced by one promissory note of even date herewith, and any extension of renewal thereof, in the principal sum of $1,500,000.00 executed by Trustor in favor of Beneficiary or order. 3. Payment of such further sums as the then record owner of said property hereafter may borrow from Beneficiary, when evidenced by another note (or notes) reciting it is so secured.

TO PROTECT THE SECURITY OF THIS DEED OF TRUST. TRUSTOR AGREES: By the execution and delivery of this Deed of Trust and the note secured hereby, that provisions
(1) to (14), inclusive of the fictitious deed of trust recorded in Santa Barbara County of Sonoma County on October 18, 1961, and in all other counties on October 23, 1961, in the book and at the page of Official Records in the office of the county recorder of the county where said property is located, noted below and opposite the name of such county, viz:



County      Book   Page    County      Book   Page    County      Book    Page    County           Book  Page  County     Book  Page
------      ----   ----    ------      ----   ----    ------      ----    ----    ------           ----  ----  --------   ---- -----
Alameda      435    684    Imperial    1091    501    Merced      1547     538    San Benito        271   383  Siskiyou    468   181
Alpine         1    250    Inyo         147    598    Modec        184     851    San Bermardino   5567    61  Solano     1105   182
Amador       104    348    Kern        3427     60    Mono          52     429    San Francisco    A332   905  Sonoma     1851   689
Bute        1145      1    Kings        792    833    Monterey    2194     538    San Joaquin      2470   311  Stanisluas 1715   456
Calavera     145    152    Lake         362     39    Napa         639      86    San Luis Obispo  1151    12  Sutter      572    97
Colusa       296    617    Lassen       171    471    Nevada       305     320    San Mateo        4078   420  Tehama      401   289
Contra                     Los
  Costa     3978     47     Angeles   T2055    899    Orange      5889     611    Santa Barbara    1878   860  Trinity      93   366
Del Norte     78    414    Madera       810    170    Placer       895     301    Santa Clara      5336    01  Tulare     2294   275
El Dorado    568    456    Marin       1508    339    Plumas       151       5    Santa Cruz       1431   494  Tuolumne    135    47
Fresno      4626    572    Mariposa      77    292    Riverside   3005     523    Shasta            684   528  Ventura    2062   386
Glenn        422    184    Mendocino    579    530    Sacramento  4331      62    Sierra             29   335  Yolo        653   245
Humbolt      657    527                                  San Diege  Series 2  Book 1961, Page 183887           Yuba        334   486


(which provisions, identical in all counties, are printed on page 3 of this document) hereby are adopted and incorporated herein and made a part hereof as fully as though set forth herein at length; that he will observe and perform said provisions: and that the references to property, obligations, and parties in said provisions shall be construed to refer to the property, obligations, and parties set forth in this Deed of Trust.

In accordance with Section 2924b, Civil Code, request is hereby made that a copy of any Notice of Default and a copy of any Notice of Sale be mailed to Trustor at Trustor's address hereinbefore set forth, or if none shown, to Trustor at the property address.

NOTICE: A COPY OF ANY NOTICE OF DEFAULT AND OF NAY NOTICE OF SALE WILL BE SENT ONLY TO THE ADDRESS CONTAINED IN THIS RECORD REQUEST. IF YOUR ADDRESS CHANGES, A NEW REQUEST MUST BE RECORDED.



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A.P.N.:  4460-005-023

Signature of Trustor(s)




/s/ Stephen Berman                        /s/ Ana Berman
------------------------                  ----------------------------------
Stephen Berman                            Ana Berman

Document Date:    April 26, 2000
                  --------------

STATE OF CALIFORNIA                         )SS
COUNTY OF Los Angeles                       )


On April 26, 2000 before me, Patricia Ryan personally appeared Stephen Berman and Ana Berman personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their signatures on the instrument the persons or the entity upon behalf of which of the persons acted, executed the instrument.
WITNESS my hand and official seal.


Signature  /s/ Patricia Ryan
           -----------------------------



                                                     (SEAL)

                                         This area for official notarial seal.



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A.P.N. 4460-005-023

                                  DO NOT RECORD

The following is a copy of provisions (1) to (14) inclusive, of the fictitious deed of trust, recorded in each county in California, as stated in the foregoing Deed of Trust and incorporated by reference in said Deed of Trust as being a part thereof as if set forth at length therein.

TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR AGREES:

(1) To keep property in good condition and repair; not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefore; to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; not to commit, suffer or permit any act upon said property in violation of law; to cultivate, irrigate, fertilize, prune and do all other acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.

(2) To provide, maintain and deliver to Beneficiary fire insurance satisfactory to and with loss payable to Beneficiary. The amount collected under any fire or other insurance policy may be applied by Beneficiary upon indebtedness secured hereby and in such order as Beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

(3) To appear in and defend any action or proceeding purporting to affect the security hereof or affect the security hereof or the rights or powers of the Beneficiary or Trustee: and to pay all costs and expenses, including cost of evidence of title and attorney's fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed.

(4) To pay: at least ten days before any delinquency all taxes and assessments affecting said property, including assessments on appurtenant water stock; when due, all encumbrances, charges and liens, with interest, on said property or any part thereof, which appear to be prior or superior hereto; all costs, fees and expenses of this Trust. Should Trustor fail to make any payment or to do any act herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may: make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon said property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgement of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay his reasonable fees.

(5) To pay immediately and without demand all sums so expended by Beneficiary or Trustee, with interest from date of expenditure at the rate called for in the note secured hereby, or at the amount allowed by law at date of expenditure, whichever is greater, and to pay for any statement provided for by law in effect at the date hereof regarding the obligation secured hereby any amount demanded by the Beneficiary not to exceed the maximum allowed by law at the time when said statement is demanded.

(6) That any award of damages in connection with any condemnation for public use of or injury to said property or any part thereof is hereby assigned and shall be paid to Beneficiary who may apply or release such moneys received by him in this same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance.

(7) That by accepting payment of any sum secured hereby after its due date, Beneficiary does not waive his right to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.

(8) That at any time or from time to time, without liability therefore and without notice, upon written request of Beneficiary and presentation of this Deed and said note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby,



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     Trustee may: reconvey any part of said property; consent to the making of any map or plat thereof; join in granting any easement thereon; or join in any extension agreement or any agreement subordinating the lien or charge hereof.

(9) That upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed and said note to Trustee for cancellation and retention and upon payment of its fees. Trustee shall reconvey, without warranty, the property then held hereunder.. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee is such reconveyance may be described as "the person or persons legally entitled thereto." Five years after issuance of such full conveyance, Trustee may destroy said note and this Deed (unless directed in such request to retain them.)

(10) That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power and authority, during the continuance of these Trusts, to collect the rents, issues and profits of said property, reserving unto Trustor the right, prior to any default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such rents, issues and profits as they become due and payable. Upon any such default, Beneficiary may at any time without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said property or any part thereof, in his own name sue for or otherwise collect such rents, issues and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of said property, the collection of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act pursuant to such notice.

(11) That upon default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold said property, which notice Trustee shall cause to be filed for record. Beneficiary also shall deposit with Trustee the Deed, said note and all documents evidencing expenditures secured hereby. After lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell said property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of said property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceeding postponement. Trustee shall deliver to such purchaser its deed conveying the property so sold, but without any conveyant or warranty, express or implied. Te recitals in such deed of matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee, or Beneficiary as hereinafter defined, may purchase at such sale. After deducting all costs, fees and expenses of Trustee and of the Trust, including cost of evidence of title in connection with sale, trustee shall apply the proceeds of sale to payment of: all sums expended under terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

(12) Beneficiary, or any successor in ownership of any indebtedness secured hereby, may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed by the Beneficiary and duly acknowledged and recorded in the office of the recorder of the county or counties where said property is situated, shall be conclusive proof of proper substitution of such Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties, must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page where this deed is recorded and the name and address of the new Trustee.

(13) That this Deed applies to, insures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary shall


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     mean the owner and holder, including pledges, of the note secured hereby, whether or not named as Beneficiary herein. In this Deed, whenever the context so required, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

(14) That Trustee accepts the Trust when this Deed, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or any action or Proceeding in which Trustor, Beneficiary or Trustee shall be party unless brought by Trustee.




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